Summary of Significant Accounting Policies (Policies) - AV Homes Inc [Member]	Dec. 05, 2019
Basis of Presentation
Basis of Presentation
T
he accompanying Condensed Consolidated Financial Statements include the accounts of AV Homes, Inc. and all subsidiaries, partnerships and other entities in which AV Homes, Inc. (“AV Homes,” “we,” “us,” “our,” or “the Company”) has a controlling interest. The unaudited Condensed Consolidated Financial Statements have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required by GAAP for complete financial statements. The information included in these financial statements should be read in conjunction with the Consolidated Financial Statements and accompanying notes included in the 2017 AV Homes, Inc. Annual Report on Form
10-K
(the “Annual Report”). These statements reflect all normal and recurring adjustments that, in the opinion of management, are necessary to present fairly the financial position, results of operations and cash flows of AV Homes as of September 30, 2018 and for all periods presented. These statements should be read in conjunction with our consolidated financial statements and notes thereto included in AV Homes’ Annual Report on Form
10-K
for the year ended December 31, 2017. All significant intercompany accounts and transactions have been eliminated in consolidation. For comparative purposes, certain prior year amounts have been reclassified to conform to the current year presentation. We have no components of comprehensive income; therefore, net income and comprehensive income are the same for the three and nine months ended September 30, 2018 and 2017.

Business Acquisitions
Definitive Merger Agreement with Taylor Morrison Home Corporation
On June 7, 2018 we entered into an Agreement and Plan of Merger with Taylor Morrison Home Corporation, a Delaware Corporation (“Taylor Morrison”) and on October 2, 2018, we were acquired by Taylor Morrison (the “Acquisition”). At the closing of the merger, Taylor Morrison paid approximately $280.4 million in cash and issued 8.95 million shares of their Class A common stock to stockholders of AV Homes as merger consideration. In addition, Taylor Morrison assumed $80 million aggregate principal amount of our 6.00% senior convertible notes due 2020, all of which had been converted as of October 25, 2018 for approximately $95.8 million in cash, resulting in total purchase consideration for the Acquisition of $534.9 million. In connection with the Acquisition, one of Taylor Morrison’s subsidiaries also assumed $400 million aggregate principal amount of our 6.625% senior notes due 2022.

Use of Estimates
Use of Estimates
The preparation of our consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Cash and Cash Equivalents and Restricted Cash
Cash and Cash Equivalents and Restricted Cash
We consider all highly liquid investments purchased with an initial maturity of three months or less to be cash equivalents. As of September 30, 2018, our cash and cash equivalents were invested primarily in money market accounts. Due to the short maturity period of the cash equivalents, the carrying amounts of these instruments approximate their fair values.
Our cash items that are restricted as to withdrawal or usage include deposits of $1.1 million and $1.2 million as of September 30, 2018 and December 31, 2017, respectively. Our restricted cash is comprised mainly of customer deposits held in a third-party escrow account and cash held to guarantee our performance to construct improvements in certain communities.
The following table provides a reconciliation of cash, cash equivalents and restricted cash reported within the consolidated balance sheets to the amounts shown in the consolidated statements of cash flows as of September 30, 2018 and 2017 (in thousands):

	September 30,	September 30,
	2018	2017
Cash and cash equivalents	$104,562	$169,332
Restricted cash	1,122	1,182

Total cash, cash equivalents and restricted cash	$105,684	$170,514

Receivables	Receivables Receivables primarily consist of amounts in transit or due from title companies for home closings and for rebates.
Land and Other Inventories and Homebuilding Cost of Revenue
Land and Other Inventories and Homebuilding Cost of Revenue
Land and other inventories include expenditures for land acquisition, land development, home construction, construction costs for amenities, and direct and allocated indirect costs, including interest cost capitalized until development and construction are substantially completed. These costs are assigned to components of land and other inventories based on specific identification, relative sales value, or area allocation methods.
Land and other inventories are stated at cost unless the asset is determined to be impaired, in which case the asset is adjusted to its fair value, in accordance with Accounting Standards Codification (“ASC”) 360,
Property, Plant and Equipment
(“ASC 360”).
Homebuilding cost of revenue is comprised of direct and allocated costs, including estimated future costs for the limited warranty we provide on our homes. Land acquisition, land development and other common costs are generally allocated on a relative sales value or area allocation basis to the homes or lots within the applicable community or land parcel. Land acquisition and land development costs include related interest and real estate taxes during the period of time under development.
We evaluate our land and other inventories for impairment on a quarterly basis in accordance with ASC 360 to reflect market conditions, including a consideration of supply of new and resale homes for sale in the respective market, level of foreclosure activity and competition. For assets held and used, if indicators are present, we perform an impairment test by comparing the estimated future undiscounted cash flows to be generated by the asset to its carrying value. If such cash flows are less than the asset’s carrying value, the carrying value is written down to its estimated fair value. Generally, fair value is determined by discounting the estimated cash flows at a rate commensurate with the inherent risks associated with the asset and related estimated cash flow streams. The discount rate used in the determination of fair value would vary, depending on the state of development. Assumptions and estimates used in the determination of the estimated future cash flows are based on several factors, including expectations of future operations and economic conditions. Changes to these assumptions could significantly affect the estimates of future cash flows, which could affect the potential for future impairments. Due to the uncertainties of the estimation process, actual results could differ significantly from such estimates.
During the three and nine months ended September 30, 2018, our impairment assessments resulted in $0.4 million and $1.6 million of impairment charges, respectively, and are included in homebuilding cost of revenue in the consolidated statements of operations. During the three and nine months ended September 30, 2017, our impairment assessments resulted in $0.3 million and $0.5 million, respectively.

Property and Equipment, net
Property and Equipment, net
Property and equipment, net are stated at cost less accumulated depreciation, and depreciation is computed by the straight-line method over the following estimated useful lives of the assets: land improvements 5 to 15 years; buildings and improvements 3 to 40 years; and machinery, equipment and fixtures 3 to 10 years. Maintenance and operating expenses of equipment utilized in the development of land are capitalized to land inventory. All other repairs and maintenance are expensed as incurred.
Property and equipment includes amenity assets such as club facilities on properties we own. The cost of amenity assets includes expenditures for land acquisition, construction, land development and direct and allocated costs. Property and equipment owned and constructed by us also includes interest cost incurred during development and construction.
Each reporting period, we review our property and equipment for indicators of impairment in accordance with ASC 360. For our amenities, which are located within our housing communities, indicators of impairment are similar to those of our housing communities (described above), as these factors may impact our ability to generate revenues at our amenities or cause construction costs to increase. In addition, we factor in the collectability and potential delinquency of the fees due for our amenity memberships. During the three and nine months ended September 30, 2018 and 2017, we did not identify indicators of impairment for our property and equipment.

Goodwill
Goodwill
Goodwill arises from business combinations and represents the excess of the consideration transferred for an acquired entity over the net fair value amounts that were assigned to the identifiable assets acquired and the liabilities assumed. Goodwill is tested for impairment at the reporting unit level on an annual basis and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. There were no indicators of impairment during the three and nine months ended September 30, 2018 and 2017.

Revenue Recognition
Revenue Recognition
We recognize homebuilding, amenity and land sales revenues in accordance with ASC 606,
Revenue from Contracts with Customers
(“ASC 606”), which requires revenue to be recognized in a manner to depict the transfer of goods or services to a customer at an amount that reflects the consideration expected to be received in exchange for those goods or services.
Our homebuilding contracts require us to construct and deliver homes to our customers. The transaction price is stated in the final sales contract that is signed by the customer. Homebuilding revenue is recognized at closing when payment is due and when title to and possession of the property are transferred to the homebuyer.
We own and operate certain amenities pursuant to recorded mandatory club plans, which require us to provide members with access to amenity facilities in exchange for the payment of club dues. We collect club dues and other fees from our members, which are billed on a monthly basis. Our performance obligation is to make available the club amenities on an ongoing basis. Accordingly, we recognize revenue over the period for which dues have been paid. Revenue from our golf club operations is also included in amenity revenue and is recognized as the service is provided.
Our contracts for sales of land involve the selling of real property. The transaction price is stated in the final sales contract that is signed by the customer. Land sales revenue is recognized at closing when payment is due and when title to and possession of the real property are transferred to the buyer.
We report our revenue from contracts with customers by type of good or service and by geographical regions, as we believe this achieves the disclosure objective to depict how the nature, amount, timing and uncertainty of revenue and cash flows are affected by economic factors. See the accompanying consolidated statements of operations and segment operating statements in Note 7,
Segment Information
, for our disaggregated revenue disclosures.
We have contract assets that consist of cash from home closings held in escrow for our benefit, typically for less than five days, which are considered deposits in-transit
and classified as cash. Contract liabilities include earnest money deposits collected from home or land buyers pursuant to our written sales contracts. These deposits remain classified as liabilities and are recognized as revenue at the time of closing when full payment is received. If a contract is cancelled by a customer and the related deposit is non-refundable,
the deposit is recognized as homebuilding or land sales revenue. See the accompanying consolidated balance sheets for our customer deposits balances as of September 30, 2018 and December 31, 2017. During the three and nine months ended September 30, 2018, we recognized $0.8 million and $9.5 million, respectively, of homebuilding revenue that was included in our customer deposit liability balance as of December 31, 2017. See
Warranty Costs
within this Note 1,
Summary of Significant Accounting Policies
, for information on warranties and related obligations.
A
 number of practical expedients are available in the application of the recognition and measurement principles with ASC 606. We have elected to apply the portfolio approach to our homebuilding and amenity contracts rather than evaluating individual contracts since the characteristics of each type of contract are similar. In addition, since our homebuilding and land sale contracts are typically completed in less than a year, we have not disclosed the transaction price for the remaining performance obligations as of the end of each reporting period or when we expect to recognize this revenue. For amenity contracts, we have elected to use the invoice practical expedient since we determined that we have a right to invoice an amount that corresponds directly with the value to the customer of our performance completed to date.

Sales Incentives
Sales Incentives
When sales incentives involve a discount on the selling price of the home, we record the discount as a reduction of revenue at the time of home closing. If the sales incentive requires us to provide a free product or service to the customer, the cost of the free product or service is recorded as homebuilding cost of revenue at the time of home closing. This includes the cost related to optional upgrades and seller-paid financing costs, closing costs, homeowners’ association fees, or merchandise.

Advertising Costs
Advertising Costs
Advertising costs are expensed as incurred. During the three and nine months ended September 30, 2018, advertising costs were $0.9 million and $2.9 million, respectively. During the three and nine months ended September 30, 2017, advertising costs were $1.1 million and $3.0 million, respectively. Advertising costs, sales commissions and closing costs are included in selling, general and administrative expenses in the accompanying consolidated statements of operations.

Warranty Costs
Warranty Costs
Warranty reserves for homes are established to cover estimated costs for materials and labor with regard to warranty-type claims to be incurred subsequent to the closing of a home. Reserves are determined based on historical data and other relevant factors. We have, and require our subcontractors to have, general liability, property, workers’ compensation, and other business insurance. These insurance policies protect us against a portion of our risk of loss from claims, subject to certain self-insured per occurrence and aggregate retentions, deductibles, and available policy limits. We may have recourse against subcontractors for certain claims relating to workmanship and materials. Warranty reserves are included in accrued and other liabilities in the accompanying consolidated balance sheets.
During the three and nine months ended September 30, 2018 and 2017, changes in the warranty reserve consisted of the following (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Accrued warranty reserve, beginning of period	$4,706	$3,864	$4,916	$4,033
Reserve provided	1,595	687	3,955	2,496
Payments	(1,347)	(997)	(3,917)	(2,975)

Accrued warranty reserve, end of period	$4,954	$3,554	$4,954	$3,554

Income Taxes
Income Taxes
Our effective tax rate for the three and nine months ended September 30, 2018 was 89.7% and 62.7%, respectively. Our effective tax rate for the three and nine months ended September 30, 2017 was 37.1% and 51.1%, respectively. Our effective tax rate is impacted by a number of factors, the most significant of which is the enactment of the Tax Cuts and Jobs Act (“TCJA”) on December 22, 2017. In accordance with Staff Accounting Bulletin No. 118 (“SAB 118”), we remeasured the deferred tax assets as of December 31, 2017, based on the corporate income tax rate change from 35% to 21%. For the three and nine months ended September 30, 2018, we did not record any adjustments to these estimates. Our final accounting for the TCJA under SAB 118 was completed in the third quarter of 2018 when the 2017 income tax returns were prepared.
We evaluate our deferred tax assets each period to determine if a valuation allowance is required based on whether it is “more likely than not” that some portion of the deferred tax assets would not be realized. The ultimate realization of these deferred tax assets is dependent upon the generation of sufficient taxable income during future periods. We conduct our evaluation by considering all available positive and negative evidence. This evaluation considers, among other factors, historical operating results, forecasts of future profitability, the duration of statutory carryforward periods, and the outlooks for the U.S. housing industry and broader economy. As of September 30, 2018, we do not have a valuation allowance related to our deferred tax assets.
The accounting for deferred taxes is based upon estimates of future results. Differences between estimated and actual results could result in changes in the valuation of our deferred tax assets that could have a material impact on our consolidated results of operations or financial position. Changes in existing tax laws could also affect actual tax results and the realization of deferred tax assets over time.
Unrecognized tax benefits represent the difference between tax positions taken or expected to be taken in a tax return and the benefits recognized for financial statement purposes. As of September 30, 2018, we had no unrecognized tax benefits.
Any interest or penalties assessed have been immaterial to our financial results. In the event we are assessed any interest or penalties in the future, we plan to include them in our consolidated statements of operations as income tax expense.

Share-Based Compensation
Share-Based Compensation
The Amended and Restated 1997 Incentive and Capital Accumulation Plan (2011 Restatement), as amended (“Incentive Plan”), and the 2015 Incentive Compensation Plan (the “2015 Plan”) provide for the grant of stock options, stock appreciation rights, stock awards, performance awards, and stock units to officers, employees and directors of AV Homes. The exercise prices of stock options granted under the Incentive Plan and the 2015 Plan may not be less than the stock exchange closing price of our common stock on the date of grant. Stock option awards under the Incentive Plan and 2015 Plan generally expire 10 years after the date of grant.
As of September 30, 2018, there were an aggregate of 1.2 million shares available for grant under the 2015 Plan and 0.6 million shares reserved for future issuance relating to stock options, performance share units, and restricted stock units previously awarded and currently outstanding under the 2015 Plan. Additionally, as of September 30, 2018, an aggregate of 0.4 million shares of our common stock were reserved for future issuance in connection with options and restricted stock units previously awarded under the Incentive Plan. Refer to
Note 8 – Subsequent Events
for additional information.

Earnings (Loss) Per Share
Earnings (Loss) Per Share
Basic earnings (loss) per share is computed by dividing net income by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of AV Homes. The computation of diluted earnings per share for the three and nine months ended September 30, 2018 did not assume the effect of convertible notes because the effects were antidilutive. The computation of diluted earnings (loss) per share for the three and nine months ended September 30, 2017 did not assume the effect of employee stock options or convertible notes because the effects were antidilutive.
The following table represents a reconciliation of the net income (loss) and weighted average shares outstanding for the calculation of basic and diluted earnings (loss) per share for the three and nine months ended September 30, 2018 and 2017 (in thousands, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Numerator:
Basic net income (loss)	$114	$(1,477)	$770	$1,609
Effect of dilutive securities	—	—	—	—

Diluted net income (loss)	$114	$(1,477)	$770	$1,609

Denominator:
Basic weighted average shares outstanding	22,605	22,504	22,587	22,487
Effect of dilutive securities	464	—	411	187

Diluted weighted average shares outstanding	23,069	22,504	22,998	22,674

Basic earnings (loss) per share	$0.01	$(0.07)	$0.03	$0.07

Diluted earnings (loss) per share	$—	$(0.07)	$0.03	$0.07